                                                                Exhibit 10.27

                   LIST OF CONTENTS OF EXHIBITS TO SUBLEASE

Exhibit A       Lease dated July 24,1989, as amended by a First Amendment to
                Lease dated November 17, 1989; by letter agreements dated
                October 31, 1989; November 17, 1989; November 30, 1989;
                December 1, 1989; December 6, 1989 and Decembr 8, 1989 and by a
                Second Amendment to Lease dated December 23, 1992: a Supplement to Lease dated July 13,1993; and letter regarding Lobby
                Termination Notice dated September 24, 1996.

Exhibit B       Schematic Drawing of Ninth Floor of 171 North Clark Street,
                Chicago, Illinois.

Exhibit C       Schematic Drawing of Tenth Floor of 171 North Clark Street,
                Chicago, Illinois.

Exhibit D       Schematic Drawing of Lower Level of 171 North Clark Street,
                Chicago, Illinois.

Exhibit E       Base Rent Payment Schedule.

Exhibit F       Form of Landlord's Consent to Sublease.